UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      March 13, 2007
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangments of Certain Officers.


     Hasbro International, Inc., which is a wholly-owned subsidiary of Hasbro, Inc. (together Hasbro International, Inc. and Hasbro, Inc. being referred to hereafter as the "Company"), has entered into a Transition Agreement, dated March 13, 2007 (the "Agreement") with Simon Gardner, President of Hasbro Europe.

     Pursuant to the Agreement, Mr. Gardner shall continue to work in his current role on a full-time basis until March 31, 2007. From April 1, 2007 through November 30, 2007 (the "Leave Period") Mr. Gardner will be on garden leave. During this period, Mr. Gardner will answer any requests for information from the Company and will make himself available to, and cooperate fully with, the Company in any proceedings for which the Company needs his assistance, but Mr. Gardner will not be under an obligation to provide any other services to the Company. The Company will continue to pay Mr. Gardner his salary and provide him with applicable employee benefits during the Leave Period, provided that Mr. Gardner will not receive any further equity awards and will not be eligible for any bonus for fiscal 2007.

     Within thirty (30) days of November 30, 2007 (the "Termination Date") the Company will pay Mr. Gardner 26,414 British pounds (the "Termination Payment") in compensation for the termination of Mr. Gardner's employment. Following the Termination Date and payment of the Termination Payment, Mr. Gardner will not be entitled to any further benefits or payments from the Company except for Mr. Gardner's accrued pension benefits.

     The Agreement provides that Mr. Gardner will continue to keep the Company's confidential information secret and will not use it for his own or anyone else's benefit both before and after the Termination Date. Mr. Gardner also undertook, in consideration of a payment of 1,000 British pounds, not to compete, directly or indirectly, with the Company for a period ending on December 31, 2007.

     A copy of the Agreement is filed as Exhibit 10 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     10 Transition Agreement, dated March 13, 2007, between Hasbro International, Inc. and Simon Gardner.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HASBRO, INC.
                                   ------------
                                   (Registrant)


Date: March 15, 2007                 By:  /s/ David D.R. Hargreaves
                                       --------------------------
                                       David D.R. Hargreaves
                                       Executive Vice President,
                                         Finance and Global Operations and
                                         Chief Financial Officer
                                       (Duly Authorized Officer)

                                 HASBRO, INC.
                          Current Report on Form 8-K
                             Dated March 13, 2007

                                Exhibit Index


Exhibit No.                          Exhibit

10 Transition Agreement, dated March 13, 2007, between Hasbro International, Inc. and Simon Gardner.